Moody National Reit I, Inc. 8-K

EXHIBIT 10.8

COLLATERAL ASSIGNMENT OF NOTE AND LIENS

THE STATE OF TEXAS	§
§
COUNTY OF TARRANT	§

THIS COLLATERAL ASSIGNMENT OF NOTE AND LIENS (“Collateral Assignment”) is entered into this the 3rd day of June, 2011, but effective as of the 5th day of May, 2011, by and between MNHP NOTE HOLDER, LLC, a Delaware limited liability company (“Debtor”), whose address for notice hereunder is 6363 Woodway, Suite 110, Houston, Texas 77057, and PATRIOT BANK, a Texas banking association (“Secured Party”), whose address for notice hereunder is 7500 San Felipe, Suite 125, Harris County, Houston, Texas 77063, Attn: Jim Franer.

ARTICLE I
DEFINITIONS AND USE OF TERMS

Section 1.01                      Certain Definitions.  As used herein, the following terms have the meanings indicated, unless the context otherwise requires:

The term “Additional Interests” shall have the meaning set forth in Section 2.02 hereof.

The term “Adjust” shall have the meaning set forth in Section 5.01(l) hereof.

The term “Affiliate” means any Person (other than Secured Party): (a) directly or indirectly controlling, controlled by, or under common control with, Debtor; (b) directly or indirectly owning or holding 10% or more of any equity interest in Debtor; or (c) 10% or more of whose voting stock or other equity interest is directly or indirectly owned or held by Debtor. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by," and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise.

THE term “Allonge” means an allonge in form and substance satisfactory to Secured Party in its sole discretion, to be executed and delivered by Debtor to Secured Party to assign and transfer the Collateral Note to Secured Party.

The term "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy," as amended from time to time or any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect and all rules and regulations promulgated thereunder.

The term “Code” means the Texas Business and Commerce Code as in effect in the State of Texas on the date of this Collateral Assignment or as it may hereafter be amended from time to time.

The term “Collateral” shall have the meaning set forth in Section 2.01 hereof.

The term “Collateral Deed of Trust” shall have the meaning set forth in Exhibit “B” hereto.

The term “Collateral Loan Documents” shall mean, collectively, the Collateral Note and all instruments, agreements and documents evidencing, relating to and/or securing all or any portion of the indebtedness evidenced by the Collateral Note, as such instruments, agreements and documents may have been or may hereafter be amended from time to time, including, without limitation, the documents listed on Exhibit “B” attached hereto and incorporated herein by reference.

The term “Collateral Loan Party” means Collateral Note Maker, Master Tenant and each other Person who is or who may become liable for the payment and performance of all or any portion of indebtedness evidenced by the Collateral Note or any Collateral Loan Document or who owns any property that is subject to (or purported to be subject to) a security interest or other lien which secures all or any portion of the indebtedness evidenced by the Collateral Note or any Collateral Loan Document.

The term “Collateral Note” means that certain Real Estate Lien Note (Non-Recourse) dated August 5, 2008, in the stated original principal amount of THIRTEEN MILLION AND NO/100 DOLLARS ($13,000,000.00), executed by Collateral Note Maker, and payable to the order of Secured Party, as assigned by Secured Party to Debtor, as the same may be renewed, extended, supplemented, increased, amended or modified from time to time with the consent of Secured Party, and all other promissory notes given in substitution therefor or in modification, renewal, amendment, restatement, increase or extension thereof, in whole or in part.

The term “Collateral Note Maker” means MOODY NATIONAL HP GRAPEVINE TRUST, a Delaware statutory trust.

The term “Collateral Premises” means the real property, personal property and other property encumbered by the Collateral Deed of Trust, which real property is more particularly described on Exhibit “A” attached hereto and incorporated herein by reference.

The term “Collateral Property” means all property, now or hereafter existing or hereafter acquired, real or personal, tangible or intangible, and all rights thereto, mortgaged or pledged (or purported to be mortgaged or pledged) pursuant to any Collateral Loan Document, including without limitation, the Collateral Premises.   The term “Collateral Property” is expressly defined as meaning all or, where the context permits or requires, any portion of the Collateral Property and all or, where the context permits or requires, any interest therein.

The term “Collection Action” means any judicial proceeding or other action taken, initiated or prosecuted by, on behalf of or at the request of Debtor against the Collateral Note Maker, any other Collateral Loan Party or any Collateral Property to collect all or any portion of the indebtedness evidenced by the Collateral Note, to foreclose any lien or security interest under any Collateral Loan Document or otherwise to enforce the rights or remedies of Debtor under the Collateral Note, the Collateral Deed of Trust or any of the other Loan Documents or applicable law.

The term “Event of Default” shall have the meaning set forth in Section 6.01 hereof.

The term “Indemnified Person” shall have the meaning set forth in Section 8.02 hereof.

The term “Loan” means the loan in the amount of ELEVEN MILLION FOUR HUNDRED EIGHTY-THREE THOUSAND TWO HUNDRED SEVENTY-NINE AND 54/100 DOLLARS ($11,483,279.54) made by Secured Party to Debtor, evidenced by the Note and secured by the liens created hereby.

The term “Loan Agreement” means that certain Commercial Loan Agreement of even date herewith executed by Debtor, Secured Party and other parties identified therein, as the same may be amended, modified, supplemented, restated, extended or renewed from time to time.

The term “Loan Documents” means the Note, this Collateral Assignment, the Loan Agreement and any and all other agreements, documents and instruments now or hereafter executed by Debtor or any other Person in connection with the Loan evidenced by the Note or in connection with or as security for the Obligations, together with any and all renewals, modifications, amendments, restatements, consolidations, substitutions, replacements, extensions and supplements hereof or thereof.

The term “Master Tenant” means MOODY NATIONAL HP GRAPEVINE MT, L.P., a Delaware limited partnership.

The term “Note” means that certain Promissory Note dated of even date herewith, in the original principal amount of ELEVEN MILLION FOUR HUNDRED EIGHTY-THREE THOUSAND TWO HUNDRED SEVENTY-NINE AND 54/100 DOLLARS ($11,483,279.54), executed contemporaneously herewith by Debtor and payable to the order of Secured Party, as the same may be renewed, extended, supplemented, increased, amended or modified in effect from time to time, and all other promissory notes given in substitution therefor or in modification, renewal, amendment, restatement, increase or extension thereof, in whole or in part.

The term “Note Receivables” shall have the meaning set forth in Section 2.01 hereof.

The term “Obligated Party” means each Person (other than Debtor) who is, or whose property is, directly or indirectly liable for the Obligations or any part thereof.

The term “Obligations” means (i) all indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Debtor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, including, without limitation, the Note, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Debtor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii), (iii) and (iv) above.

The term “Permitted Temporary Defaults” shall have the meaning ascribed to such term in the Loan Agreement.

The term "Person" means and includes natural persons, corporations, limited liability companies, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and their respective permitted successors and assigns (or in the case of a governmental person, the successor functional equivalent of such Person).

The term “Subordinate Mortgage” means any mortgage, deed of trust, pledge, lien (statutory, constitutional, or contractual), security interest, encumbrance or charge, or conditional sale or other title retention agreement, covering all or any portion of the Collateral Property, the lien of which is subordinate and inferior to the liens and security interests of the Collateral Loan Documents

Section 1.02                      Additional Definitions.  As used herein, the following terms shall have the following meanings: (i) "hereof," "hereby," "hereto," "hereunder," "herewith," and similar terms mean of, by, to, under and with respect to, this Collateral Assignment or to the other documents or matters being referenced; (ii) "heretofore" means before, "hereafter" means after, and "herewith" means concurrently with the date of this Collateral Assignment; (iii) all pronouns, whether in masculine, feminine or neuter form, shall be deemed to refer to the object of such pronoun whether same is masculine, feminine or neuter in gender, as the context may suggest or require; (iv) "including" means including, without limitation, and (v) all terms used herein, whether or not defined in Section 1.01 hereof, and whether used in singular or plural form, shall be deemed to refer to the object of such term whether such is singular or plural in nature, as the context may suggest or require.

ARTICLE II
GRANT OF SECURITY INTEREST; DESCRIPTION OF COLLATERAL

Section 2.01                      Grant of Security Interest.  As security for the Obligations and the performance of the covenants and agreements of Debtor contained herein and in the other Loan Documents, Debtor hereby pledges, collaterally assigns, transfers, and conveys to Secured Party, its successors and assigns, for its benefit, with full recourse, and grants to Secured Party a security interest in, all of Debtor’s right, title, and interest in, to and under the following described property, whether now owned or hereafter acquired (collectively, the “Collateral”):

(a)           the Collateral Note, and all of the indebtedness evidenced thereby;

(b)           the Collateral Deed of Trust;

(c)           all of the other Collateral Loan Documents;

(d)           all right, title, interest and claims of Debtor now or hereafter acquired as the owner of the Collateral Note, together with any and all rights, privileges, demands or equities now or hereafter attaching to, existing or arising in connection with the Collateral Note, any and all securities, cash, certificates or other property, option or right in respect of, in addition to or substitution or exchange for the Collateral Note, or any of the foregoing, or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for the Collateral Note;

(e)           any and all payments, whether in the ordinary course or upon dissolution or liquidation of the Debtor, of any kind or nature whatsoever, now or hereafter payable by the Collateral Note Maker and/or any other Collateral Loan Party to Debtor by reason of Debtor’s being the owner of the Collateral Note, or now or hereafter distributable or payable to Debtor from any other source by reason of Debtor being the owner of the Note and any and all proceeds from any transfer, assignment or pledge of any interest of Debtor in, or claim or right against the Collateral Note (regardless of whether such transfer, assignment or pledge is permitted under the terms hereof or the other Loan Documents), and all claims, causes in action or things in action now or hereafter arising out of the ownership of the Collateral Note (collectively, “Note Receivables”);

(f)           all notes or other documents or instruments now or hereafter evidencing or securing any of the Note Receivables; and

(g)           all accessions, additions and attachments to any of the foregoing, all replacements and substitutions for any of the foregoing, and all renewals, proceeds and products of any of the foregoing, including without limitation, all cash, general intangibles, accounts, inventory, equipment, fixtures, farm products, notes, drafts, acceptances, securities, instruments, chattel paper, insurance proceeds payable because of loss or damage, or other property, benefits or rights arising therefrom, and in and to all or other proceeds of any sale or other disposition of such property.

Section 2.02                      Additional Interests.  This Collateral Assignment includes, and the liens, security interests and assignments created by this Collateral Assignment encumber and extend to, other, further and additional estates, interests and rights that may now or anytime be acquired by Debtor in or to the Collateral Property (collectively, the “Additional Interests”), and if title to any of the Additional Interests ever becomes vested in Debtor, such interest will be encumbered by this Collateral Assignment in the same manner as if Debtor had title to the Additional Interests as of the date of the execution of this Collateral Assignment.

Section 2.03                      [Intentionally Omitted].

Section 2.04                      Maintenance of Collateral.  Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral.  Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following:  (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Debtor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Debtor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Debtor provides additional Collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Debtor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Debtor makes written demand upon Secured Party to sell the Collateral, and (ii) Debtor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Debtor.

Section 2.05                      Payments on Collateral Note. So long as there shall exist no Event of Default, Debtor shall have the revocable right to collect upon, but not prior to, accrual, all amounts under the Collateral Note, which right shall automatically terminate upon the occurrence of an Event of Default, without notice or further action of any kind or nature by Secured Party, and all amounts due under the Collateral Loan Documents shall thereafter be payable to Secured Party.

ARTICLE III
CONSIDERATION

Section 3.01                      Consideration.  This Collateral Assignment is made in consideration of the Loan and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged and confessed.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF DEBTOR

Section 4.01                      Warranties and Representations.  Debtor hereby unconditionally warrants and represents to Secured Party as of the date hereof and at all times during the term of this Collateral Assignment as follows:

(a)           [Intentionally Omitted.]

(b)           Ownership.  Except for the security interest granted by this Collateral Assignment, Debtor is the owner of the Collateral free of any adverse claim, security interest or encumbrance.  No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral.  Debtor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

(c)           [Intentionally Omitted.]

(d)           Authority.   The execution, delivery and performance of this Collateral Assignment by Debtor have been duly authorized by all necessary corporate action of Debtor, to the extent Debtor is a corporation, or by all necessary partnership action, to the extent Debtor is a partnership.

(e)           Valid and Enforceable Security Interest.  The pledge and assignment of the Collateral pursuant to this Collateral Assignment creates a valid, enforceable and first-priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest (including the priority thereof) have been, or, upon (i) the filing of a Uniform Commercial Code financing statement in the office of the Secretary of State of Texas, and (ii) the obtaining of possession of all Collateral the possession of which is lawfully required to perfect a security interest therein, will have been duly taken to create a valid, enforceable, and perfected first priority security interest in the Collateral.

(f)           [Intentionally Omitted.]

(g)           Location/Identity.  Debtor's principal residence or place of business and chief executive office (as those terms are used in the Code), as the case may be is located at the address set forth on the first page hereof.  Except as specified elsewhere herein, all Collateral and records concerning the Collateral shall be kept at such address.  Debtor’s organizational structure, state of organization, and organizational number (the “Organizational Information”) are as set forth on the first page hereof.  Except as specified herein, the Organizational Information shall not change.

(h)           [Intentionally Omitted.]

(i)           All Information Correct.  All information contained in this Collateral Assignment and the statements furnished, or to be furnished, to Secured Party by or on behalf of Debtor in connection with the Obligations secured by this Collateral Assignment are complete and accurate.

(j)           [Intentionally Omitted.]

(k)           No Default.  Other than the Permitted Temporary Defaults, there is no default or any action, event, or condition that would, with the giving of notice, the passage of time, or both, constitute a default or event of default under the Collateral Note or any of the other Collateral Loan Documents.

(l)           Fire and Casualty Insurance.  At all times Debtor has a security interest against the Collateral Premises, all fire and casualty policies covering the Collateral Premises (1) name Debtor as the insured under a standard mortgagee clause, (2) are in full force and effect, and (3) afford insurance against fire and such other risks as are usually insured against under builder’s risk policies or policies covering vacant dwellings.

(m)           Flood Insurance.  At all times Debtor has a security interest against the Collateral Premises, the Collateral Premises located in a special flood hazard area designated as such by the Federal Emergency Management Agency (FEMA) are covered by special flood insurance under the National Flood Insurance Program.

(o)           Continuous Nature of Representations and Warranties.  Each representation and warranty contained in this Collateral Assignment shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Collateral Assignment, except for such representations and warranties that expressly relate solely to a specific date.

ARTICLE V
COVENANTS AND AGREEMENTS OF DEBTOR

Section 5.01                      Covenants.  Debtor hereby unconditionally covenants and agrees with Secured Party as follows:

(a)           Delivery of Collateral.  Debtor shall tender immediate physical possession of the original of each of the Collateral Note and other Collateral Loan Documents to Secured Party, together with, in the case of the Collateral Note, an Allonge assigning the Collateral Note to Secured Party.

(b)           Filing.  Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a Financing Statement signed only by Secured Party covering the Collateral; and at the request if Secured Party, Debtor will execute one or more Financing Statements pursuant to the Code, in a form satisfactory to Secured Party, and will pay the cost of filing the same of in filing or recording this Collateral Assignment in all public offices wherever filing or recording is deemed by Secured Party to be necessary or desirable, it being further stipulated in this regard that Secured Party may also, at any time or times, file any counterpart of this Collateral Assignment signed by Debtor as a Financing Statement if Secured Party elects to do so.

(c)           Transfer of Encumbrance.  Debtor will not (i) sell, assign (by operation of law or otherwise) or transfer Debtor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

(d)           Other Liens.  Debtor will keep the Collateral free from any and all adverse liens, security interests and encumbrances, and Debtor agrees to defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein.

(e)           Payment of Taxes and Fees.  Debtor will promptly pay when due (unless they are being contested in good faith) all taxes, assessments, costs, expenses and fees necessary to preserve, protect, maintain, and collect the Collateral; defend the Collateral against all claims and demands of all Persons at any time claiming an interest therein adverse to Secured Party; and in the event of a failure to do so, Debtor agrees that Secured Party may make expenditure for any and all such purposed, and the amount so expended together with interest thereon at the highest rate allowed by law constitutes one of Debtor’s Obligations to Secured Party by this Collateral Assignment.

(f)           Financial Information.  Debtor will promptly furnish reports, data and financial statements in respect of Collateral Note Maker, the other Collateral Loan Parties, the Collateral Note, the other Collateral Loan Documents and the Collateral Property, as Secured Party may reasonably request from time to time.  Without limiting the generality of the foregoing, Debtor shall cause all financial statements and other information and reports required to be delivered by Collateral Note Maker, any other Collateral Loan Party or any other Person under the Collateral Loan Documents to be contemporaneously delivered to Secured Party.

(g)           Collection.  Debtor will use its best efforts to collect the Collateral Note, including instituting and diligently prosecuting legal proceedings for the collection of the Collateral Note and/or enforcement of the other Collateral Loan Documents, provided Secured Party has first consented in writing to such action.

(h)           Further Assurances.  The Debtor agrees that, at any time and from time to time, at the expense of Debtor, the Debtor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or under the Collateral or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.  Without limiting the generality of the foregoing, at any time and from time to time, Debtor shall, at the request of Secured Party, make, execute, acknowledge, and deliver or authorize the execution and delivery of and where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time in such offices and places as shall be deemed desirable by Secured Party all such other and further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, certificates and other documents as Secured Party from time to time may require for the better assuring, conveying, assigning and confirming to Secured Party the Collateral and the rights hereby conveyed or assigned or intended now or hereafter to be conveyed or assigned, and for carrying out the intention or facilitating the performance of the terms of this Collateral Assignment.  Upon any failure of Debtor to do so, Secured Party may make, execute, record, file, re-record and/or refile, acknowledge and deliver any and all such further assignments, security agreements, financing statements, continuation statements, endorsements, assurances, instruments, certificates and documents for and in the name of Debtor, and Debtor hereby irrevocably appoints Secured Party the agent and attorney-in-fact with full power of substitutions of Debtor so to do.  This power is coupled with an interest and is irrevocable.  Without limiting the generality of the foregoing, Debtor will obtain such waivers of lien, estoppel certificates or subordination agreements as Secured Party may reasonably require to insure the priority of its security interest in the Collateral.  Debtor also shall furnish to Secured Party such evidence as Secured Party reasonably may require from time to time to establish a valid security interest in and to further protect and perfect its security interest in the Collateral.

(i)           Covenant of Debtor Upon Foreclosure of Collateral Property.  Upon acquisition of all or any portion of the Collateral Property by Debtor (or an Affiliate of Debtor), whether by way of foreclosure, acceptance of a deed-in-lieu of foreclosure or in any other manner whatsoever, prior to the payment in full of the Obligations, Debtor covenants and agrees to promptly, at Debtor’s sole cost and expense: (i) execute, acknowledge and deliver (or cause to be executed, acknowledged and delivered) to Secured Party one or more deeds of trust and/or security agreements covering all of the Collateral Property acquired by Debtor (or Debtor’s Affiliate, as applicable), and such other documents, agreements, instruments, assignments, pledges, comfort letters, estoppel certificates, subordination agreements, consents, environmental indemnities, authorizations and resolutions as Secured Party may require in its sole discretion, all in form and substance satisfactory to Secured Party, (ii) do and perform such other acts as Secured Party may reasonably request, and (iii) provide (or cause to be provided) loan policies of title insurance covering all Collateral Property with only such exceptions as Secured Party approves.

(j)           Delivery of Payments and Proceeds.  If Debtor shall at any time be entitled to receive or shall receive any cash, certificate or other property, option or right upon, in respect of, as an addition to, or in substitution or exchange for any of the Collateral, whether for value paid by Debtor or otherwise, Debtor agrees that the same shall be deemed to be Collateral and shall be delivered directly to Secured Party in each case, accompanied by proper instruments of assignment and powers duly executed by Debtor in such a form as may be required by Secured Party, to be held by Secured Party subject to the terms hereof, as further security for the Obligations (except as otherwise provided herein with respect to the application of the foregoing to the Obligations).  If Debtor receives any of the foregoing directly, Debtor agrees to hold such cash or other property in trust for the benefit of Secured Party, and to surrender such cash or other property to Secured Party immediately.

(k)           Notification of Defaults. Debtor will, until the Obligations are paid in full, notify Secured Party in writing promptly after the Debtor obtains knowledge or receives notice of any default or any action, event, or condition that would, with the giving of notice, the passage of time, or both, constitute a default or event of default under the Collateral Note or any of the other Collateral Loan Documents.

(l)           Modification of Terms of Collateral Loan Documents.  Except as expressly permitted under Section 5.34 of the Loan Agreement, without the prior written consent of Secured Party, the Debtor shall not (i) extend the final maturity date of the Collateral Note or any other date fixed for payment of principal of the Collateral Note, (ii) reduce the amount of principal of, or interest rate under, the Collateral Note, (iii) cancel, terminate or release, or permit or consent to the cancellation, termination or release of, any part of the Collateral, (iv) take, permit or consent to any other action that could substantially interfere with the exercise of remedies by the Secured Party under the Collateral, or (v) amend or waive any of the terms or conditions of, modify, settle, compromise, abate, discharge, release, terminate, arbitrate, set off, adjust, grant consents with respect to, waive any default or event of default under, or otherwise adversely affect (collectively, “Adjust”) the Collateral or the obligations of Collateral Note Maker, any other Collateral Loan Party or any other Person thereunder in any way.

(m)           Impairment of Security Interest.  Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

(n)           Delivery of Documents Evidencing Note Receivables.  Debtor shall promptly deliver to Secured Party as additional Collateral any note or other document or instrument entered into after the date hereof which evidences, constitutes, guarantees or secures any of the Note Receivables or any right to receive a Note Receivable, which notes or other documents and instruments shall be accompanied by such endorsements or assignments as Secured Party may require to create a perfected security interest therein in favor of Secured Party.

(o)           No Subordinate Mortgage.  Debtor will not create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain any Subordinate Mortgage regardless of whether such Subordinate Mortgage is expressly subordinate to the liens or security interests of the Collateral Deed of Trust or other Collateral Loan Documents with respect to the Collateral Property (or any portion thereof).

(p)           Default Notices and other Notices.  Upon the sending or receipt of any demand letter, notice of default or similar correspondence relating to the Collateral Note, any other Collateral Loan Document or any Collateral Property, Debtor shall promptly forward a copy of such letter, notice or other correspondence to Secured Party.

Nothing contained in this Article V authorizes Debtor to take any Collection Action without Secured Party’s prior written consent.

ARTICLE VI
EVENTS OF DEFAULT AND REMEDIES

Section 6.01                      Events of Default.  The term "Event of Default," as used herein, shall include the occurrence and continuance of any one or more of the following events:

(a)           [Intentionally Omitted.]

(b)           [Intentionally Omitted.]

(c)           [Intentionally Omitted.]

(d)           An involuntary case or other proceeding shall be commenced against Debtor or any Obligated Party which seeks liquidation, reorganization or other relief with respect to it or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official for Debtor or any Obligated Party or all or any substantial part of their property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief against any Debtor or any Obligated Party shall be entered in any such case under the Bankruptcy Code;

(e)           Debtor or any Obligated Party shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts or other liabilities under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for Debtor or any Obligated Party or all or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall admit in writing its inability to pay its debts generally as they become due, or shall take any corporate or limited partnership action to authorize or effect any of the foregoing;

(f)           Debtor or any Obligated Party discontinues its usual business;

(g)           Failure of Debtor to deliver additional Collateral as required by this Collateral Assignment;

(h)           Any deterioration or impairment of the Collateral or any part thereof, any decline or depreciation in the market price thereof (whether actual or reasonably anticipated) which, in the judgment of Secured Party, causes the Collateral to become unsatisfactory as to value or character;

(i)           If Debtor is a natural person, the death of any Debtor;

(j)           If Debtor, or any Obligated Party, is a corporation, limited liability company, partnership, or other entity, as applicable, the dissolution, or adoption of a plan of liquidation by Debtor, or any Obligated Party, or voluntary or involuntary forfeiture of the corporate; or

(k)           The occurrence of any event of default under the Loan Agreement or any of the other Loan Documents after the expiration of any applicable grace, notice or cure period.

Section 6.02                      Remedies and Rights.  If any Event of Default shall occur and be continuing, Secured Party may do any one or more of the following:

(a)           declare the Obligations or any part thereof to be immediately due and payable, and the same shall thereupon become immediately due and payable, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor; provided, however, that upon the occurrence of an Event of Default under Section 5.01(d) or Section 5.01(e), the Obligations shall become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Debtor;

(b)           reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

(c)           foreclose upon or otherwise enforce its security interest in and lien on the Collateral to secure all payments and performance of Obligations of the Debtor in any manner permitted by law or provided for hereunder;

(d)           notify all obligors in respect of the Collateral that the Collateral has been assigned to Secured Party and that all payments thereon are to be made directly to Secured Party or such other party as may be designated by the Secured Party; settle, compromise, or release, in whole or in part, any amounts owing on the Collateral, any such obligor or any portion of the Collateral, on terms acceptable to the Secured Party; enforce payment and prosecute any action or proceeding with respect to any and all of the Collateral; and where any such Collateral is in default, foreclose on and enforce security interests in, such Collateral by any available judicial procedure or without judicial process and sell property acquired as a result of any such foreclosure sale;

(e)           require the Debtor to assemble the Collateral and/or books and records relating thereto and make such available to the Secured Party at a place to be designated by Secured Party;

(f)           enter onto property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process;

(g)           prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate;

(h)           exercise all rights and remedies of a secured creditor under the Code or other applicable law, including but not limited to, selling or otherwise disposing of the Collateral, or any part thereof, at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine;

(i)           perform or attempt to perform any covenant, duty, or agreement of the Debtor contained in any of the Loan Documents on behalf of the Debtor. In such event, Debtor shall, at the request of Secured Party, promptly pay any amount reasonably expended by Secured Party in such performance or attempted performance to Secured Party, together with interest thereon at the rate of interest in effect upon the occurrence of an Event of Default as specified in the Note from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly agreed that Secured Party shall not have any liability (other than for bad faith, gross negligence, or willful misconduct) or responsibility for the performance of any obligation of any of Debtor under this Collateral Assignment or any other Loan Document;

(j)           apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to such right and such appointment and hereby, to the extent permitted by law, waive any objection Debtor may have thereto or the right to have a bond or other security posted by the Secured Party, in connection therewith;

(k)           at its option, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise, to the full extent permitted by the Code, Secured Party shall be permitted to elect whether such retention shall be in full or partial satisfaction of the Obligations;

(l)           exercise all rights and remedies available to Secured Party in law or in equity, under the Loan Documents, or otherwise (all of which rights and remedies are cumulative);

(m)           as regards to that portion of the Collateral consisting of cash or cash equivalent items (i.e., check or other items convertible at face), immediately apply them against the Obligations, and for this purpose, Debtor agrees that such items are considered identical in character to cash proceeds; or

(n)           immediately and without further action by Secured Party set-off against the Obligations all money owed by Secured Party in any capacity to Debtor, including any such sums owed under property that is included in the Collateral, such as certificates of deposit, or demand, savings or passbook accounts, whether or not due, and Secured Party will be deemed to have exercised such right of set off and to have made a charge against any such money at the time of any acceleration upon default even though such charge is made or entered on Secured Party’s book subsequent thereto.

6.03           Sale of Collateral.  In the event Secured Party shall elect to sell the Collateral, Secured Party may sell the Collateral without giving any warranties as and shall be permitted to specifically disclaim any warranties of title or the like.  Further, if Secured Party sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the Indebtedness.  In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Debtor shall be credited with the proceeds of the sale.  Debtor agrees that in the event Debtor is entitled to receive any notice under the Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor’s address set forth on the first page hereof, ten (10) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Debtor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.610 of the Code.

6.04             No Liability for Sale of Collateral.  Secured Party shall incur no liability as a result of the sale or other disposition of the Collateral, or any part thereof, at any public or private sale or disposition. Debtor hereby waives (to the extent permitted by law) any claims it may have against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the outstanding Obligations, even if the Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree and none of the actions described herein shall render Secured Party 's disposition of the Collateral in such a manner as commercially unreasonable.

6.05           Other Recourse.  Debtor specifically waives (to the extent permitted by law) any equity or right of redemption, all rights of redemption, stay or appraisal which Debtor has or may have under any rule of law or statute now existing or hereafter adopted, and any right to require Secured Party to (1) proceed against any Person, (2) proceed against or exhaust any of the Collateral or pursue its rights and remedies as against the Collateral in any particular order, or (3) pursue any other remedy in its power. The

Secured Party shall not be required to take any steps necessary to preserve any rights of the Debtor against holders of mortgages prior in lien to the lien of any Collateral Loan Document included in the Collateral or to preserve rights against prior parties.

6.06           Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process.  Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

6.07           Remedies Not Exclusive. The rights and remedies of Secured Party under this Collateral Assignment, Note or any of the other Loan Documents shall be cumulative and not exclusive, and the exercise, or partial exercise, of any such right or remedy shall not preclude the exercise of any other right or remedy.

6.08           Application of Proceeds.  If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

(i)           to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party under this Collateral Assignment or any other Loan Document;

(ii)           to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

(iii)           to the satisfaction of the Obligations;

(iv)           by holding such cash and proceeds as Collateral;

(v)           to the payment of any other amounts required by applicable law (including without limitation, Section 9.615(a)(3) of the Code or any other applicable statutory provision); and

(vi)           by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

6.09           Deficiency.  In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor and any other party who guaranteed or is otherwise obligated to pay all or any portion of the Obligations shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents, to the full extent permitted by the Code.

ARTICLE VII
RIGHTS OF COLLECTION

Section                      7.01           Dealing with the Collateral.  Subject to the provisions of Section 2.05 hereof, and upon the occurrence and during the continuance of an Event of Default, Secured Party may, at its option

(whether or not the Obligations are due), demand, sue for, collect or many any compromise or settlement Secured Party deems desirable with reference to the Collateral. Secured Party is not obligated to take any steps necessary to preserve any rights in the Collateral against prior parties, which is the responsibility of Debtor. Debtor shall not accelerate the maturity of the Collateral Note or take any Collection Action, including, but not limited to, causing the trustee under the Collateral Deed of Trust to post the Collateral Property for foreclosure, without the prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole discretion. If Secured Party consents to the posting of the Collateral Property for foreclosure, then such sale must be for cash, and Debtor may not bid a credit against the Collateral Note without the prior or contemporaneous written consent of Secured Party, which consent may, but need not, set a maximum amount that may be so credited. Following an Event of Default, and until the full and complete payment of all the Obligations, Secured Party is hereby fully authorized and empowered (without the necessity of any further consent or authorization from Debtor) and the right is expressly granted to the Secured Party, and the Debtor hereby constitutes, appoints and makes the Secured Party as the Debtor’s true and law attorney-in-fact and agent for the Debtor (which appointment is coupled with an interest) and in the Debtor’s name, place and stead with full power of substitution, in the Secured Party’s name or the Debtor’s name or otherwise, for the Secured Party’s sole use and benefit, but at the Debtor’s cost and expense, to exercise, without notice, all or any of the following powers at any time:

(a)           Receive, collect and demand payment directly from Collateral Note Maker and/or any other Collateral Loan Party of all sums and amounts payable on or with respect to the Collateral Note or the other Collateral Loan Documents, with such sums and amounts to be held by Secured Party without liability for interest thereon and applied toward payment of the Obligations as and when the same becomes payable;

(b)           Exercise and enforce all of the rights, powers and remedies of the holder of the Collateral Note, including, but not limited to, the right to demand payment of the Collateral Note in the event of any default thereunder and the rights to appoint a substitute trustee under the Collateral Deed of Trust and to request the substitute trustee to conduct a non-judicial foreclosure sale of the Collateral Property under the Collateral Deed of Trust or to make and accept with and from Collateral Note Maker and/or any other Collateral Loan Party a deed or transfer in lieu of foreclosure of the Collateral Property under and in respect to the Collateral Deed of Trust and/or any other Collateral Loan Documents;

(c)           Consent or otherwise agree with the Collateral Note Maker and/or any other Collateral Loan Party to any and all renewals, rearrangements, extensions or other modifications to the terms and provisions of the Collateral Note or the other Collateral Loan Documents, including, but not limited to, extensions of the time for payment of the Collateral Note, adjustment of the interest rate to be paid thereon, or any substation, subordination, impairment, waiver, exchange or release of the security for the Collateral Note, including the release of the Collateral Property or any party primarily or secondarily liable for the payment of the Collateral Note; and

(d)           Release the lien or liens securing the Collateral Note upon the full and final payment thereof.

Section 7.02                      Subordination.  Debtor agrees that its interest in the proceeds from any foreclosure sale, deed-in-lieu transaction or similar transaction, or settlement with the Collateral Note Maker and/or any other Collateral Loan Party will be subordinate and inferior to Secured Party's right to prior and complete payment of the Obligations, and Debtor’s interest in the Collateral Property acquired in any foreclosure sale or deed-in-lieu transaction will be encumbered by the lien and security interest granted Secured Party by this Collateral Assignment.  Nothing contained in this Section 7.02 authorizes Debtor to take any Collection Action without Secured Party’s prior written consent.

Section 7.03                      Secured Party Appointed Attorney-in-Fact.  The Debtor hereby appoints the Secured Party as the Debtor’s attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to preserve or protect its interest in the Collateral and otherwise to accomplish the purposes of this Collateral Assignment, including, without limitation, to: (i) settle, extend, renew, compromise, compound, exchange, or otherwise Adjust claims or security with respect to the Collateral or in connection with any legal proceedings brought with regard thereof; (ii) take control in any manner of any cash or non-cash items of payment; and (iii) endorse the name of the Debtor upon any items of payment as to the Collateral. This appointment as attorney-in-fact is irrevocable and coupled with an interest, and shall survive the disability of the Debtor. The appointment of the Secured Party as attorney-in-fact under this Section 7.03, and the Secured Party’s right to take any actions under this Section 7.03, shall be effective at any time whether or not a default has occurred or exists under the Loan Documents. The Debtor will indemnify and save harmless the Secured Party from and against any liability or damage that the Secured Party or the Debtor may incur in good faith in the exercise and performance of any of the powers and duties set forth herein (other than losses, claims, costs or expenses that result from or arise out of the gross negligence or willful misconduct of the Secured Party or its officers, directors, employees, assigns or representatives).

ARTICLE VIII
MISCELLANEOUS

Section 8.01                      Debtor to Remain Liable.  Notwithstanding anything to the contrary contained herein, (a) Debtor shall remain liable under all the contracts, agreements, and documents included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Collateral Assignment had not been executed; (b) the exercise by Secured Party of any of its rights hereunder shall not release Debtor from any of its duties or obligations under the contracts, agreements, and documents included in the Collateral; and (c) Secured Party shall have no obligation or liability under the contracts, agreements, and documents included in the Collateral, nor shall the Secured Party be obligated to perform any of the duties or obligations of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

Section 8.02                      INDEMNIFICATION.  DEBTOR SHALL INDEMNIFY, DEFEND, PROTECT AND HOLD HARMLESS SECURED PARTY AND ITS PARENTS, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, ATTORNEYS, AGENTS, SUCCESSORS, AND ASSIGNS (EACH, AN “INDEMNIFIED PERSON”) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS, CONSULTANTS AND EXPERTS FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY DEMAND, CLAIM, LITIGATION OR PROCEEDING), WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY, SUFFERED BY, OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PERSON, THE COLLATERAL OR THE COLLATERAL PROPERTY (OR ANY PORTION THEREOF), WHETHER BASED ON STRICT LIABILITY OR OTHERWISE, WHETHER OR NOT AS THE RESULT OF THE NEGLIGENCE OF ANY PERSON SO INDEMNIFIED, WHETHER VOLUNTARILY OR INVOLUNTARILY INCURRED OR SUFFERED, ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF OR RELATED TO ANY OF THE COLLATERAL, ANY OF THE COLLATERAL LOAN DOCUMENTS, ANY OF THE COLLATERAL PROPERTY OR THE TRANSACTIONS CONTEMPLATED HEREUNDER, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL FORECLOSURE PROCEEDING OR OTHER COLLECTION PROCEEDING OR ACTION ASSERTED, INITIATED OR PROSECUTED BY OR ON BEHALF OF DEBTOR WITH RESPECT TO THE COLLATERAL NOTE, THE OTHER COLLATERAL LOAN DOCUMENTS OR THE COLLATERAL PROPERTY (OR ANY PORTION THEREOF), EXCEPT TO THE EXTENT SUCH CLAIMS, DEMANDS, CAUSES OF ACTION, LIABILITIES, DAMAGES, LOSSES, COSTS OR EXPENSES ARE SOLELY AND DIRECTLY CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SECURED PARTY OR ANY INDEMNIFIED PERSON.

Section 8.03                      Amendment.  No modification, consent or amendment of any provision of this Collateral Assignment or any of the other Loan Documents shall be valid or effective unless the same is in writing and authenticated by the party against whom it is sought to be enforced, except to the extent of amendments specifically permitted by the Code without authentication by the Debtor.

Section 8.04                      Actions by Secured Party.  The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Obligations, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Obligations.  The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

Section 8.05                      Waiver.  No delay or omission on the part of Secured Party in exercising any rights under this Collateral Assignment operates as a waiver of any such right or any other right. A waiver on any one or more occasions will not be construed as a bar to or waiver of any right or remedy on any future occasion. Secured Party is under no obligation to make or enforce the collection of the Collateral Note and Secured Party’s failure to make or enforce the collection thereof will not in any way prejudice the right of Secured Party to thereafter make or enforce collection thereof or in any way affect the Obligations. Debtor acknowledges and agrees that Secured Party has no duty of good faith to Debtor and that no fiduciary, trust of other special relationship exists between Debtor and Secured Party.

Section 8.06                      Costs and Expenses.  Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Collateral Assignment and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof.  Debtor agrees to pay interest on such amounts at the maximum non-usurious rate of interest permitted by applicable law.

Section 8.07                      GOVERNING LAW.  THIS COLLATERAL ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

Section 8.08                      Severability.  If any provision of this Collateral Assignment is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Collateral Assignment and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

Section 8.09                      Notices.  All notices, requests, demands or other communications required or permitted to be given pursuant to this Collateral Assignment shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the first page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service.  Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

Section 8.10                      Binding Effect and Assignment.  This Collateral Assignment (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns.  Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Obligations and its rights under this Collateral Assignment and any of the other Loan Documents to any other party.  Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

Section 8.11                      Termination.  It is contemplated by the parties hereto that from time to time there may be no outstanding Obligations, but notwithstanding such occurrences, this Collateral Assignment shall remain valid and shall be in full force and effect as to subsequent outstanding Obligations.  Upon (i) the satisfaction in full of the Obligations, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Debtor, (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release delivered by Secured Party to Debtor, this Collateral Assignment and the security interests created hereby shall terminate.  Upon termination of this Collateral Assignment and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the

Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

Section 8.12                      Cumulative Rights.  All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.  Further, except as specifically noted as a waiver herein, no provision of this Collateral Assignment is intended by the parties to this Collateral Assignment to waive any rights, benefits or protection afforded to Secured Party under the Code.

Section 8.13                      Gender and Number.  Within this Collateral Assignment, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

Section 8.14                      Descriptive Headings.  The headings in this Collateral Assignment are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

Section 8.15                      Counterparts.  This Collateral Assignment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 8.16                      ARBITRATION.  DEBTOR AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF THE BINDING ARBITRATION AGREEMENT AND WAIVER OF JURY TRIAL OF EVEN DATE HEREWITH, WHICH IS INCORPORATED BY REFERENCE HEREIN AND IS ACKNOWLEDGED AS RECEIVED BY THE DEBTOR.

Section 8.17                      ENTIRE AGREEMENT.  THIS COLLATERAL ASSIGNMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK –
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has duly executed this Collateral Assignment as of the date of the acknowledgement set forth below, to be effective for all purposes, however, as of the date first above written.

DEBTOR:		SECURED PARTY:

MNHP NOTE HOLDER, LLC,		PATRIOT BANK,
a Delaware limited liability company		a Texas banking association

By:	MOODY NATIONAL OPERATING	By:	/s/ Jim Franer
	PARTNERSHIP I, L.P.,		Jim Franer, Executive Vice President
a Delaware limited partnership, its Manager

By:	MOODY NATIONAL REIT I, INC.,
a Maryland corporation, its General Partner

By:	/s/ Brett C. Moody
Brett C. Moody, CEO

STATE OF TEXAS	§
§
COUNTY OF ______________	§

This instrument was acknowledged before me on this ______ day of June, 2011, by Brett C. Moody, CEO of Moody National REIT I, Inc., a Maryland corporation, General Partner of Moody National Operating Partnership I, L.P., a Delaware limited partnership, Manager of MNHP Note Holder, LLC, a Delaware limited liability company, on behalf of the limited liability company,  the limited partnership and the corporation.

Notary Public, State of Texas

Printed or Typed Name of Notary
My Commission Expires: ________________

Signature Page to Collateral Assignment of Note and Liens

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on this the ____ day of June, 2011, by Jim Franer, Executive Vice President of Patriot Bank, a Texas banking association, on behalf of the banking association.

Notary Public, State of Texas

Printed or Typed Name of Notary
My Commission Expires: ________________

WHEN RECORDED, RETURN TO:	PREPARED IN THE LAW OFFICES OF:

Jim Franer	HUGHES WATTERS ASKANASE, LLP
Patriot Bank	Three Allen Center, 333 Clay, 29th Floor
7500 San Felipe, Suite 125	Houston, Texas 77002
Houston, Texas 77063	(713) 328-2806
(713) 400-8823	File No. PBNK-1155

Notary Page to Collateral Assignment of Note and Liens

EXHIBIT “A”

Legal Description

Tract I:
Being Lot One (1), Block Six (6) of Grapevine Mills Addition, an addition to the City of Grapevine, Tarrant County, Texas, according to the plat thereof recorded in Cabinet A, Slide 4713, Plat Records, Tarrant County, Texas, said lot being more particularly described by metes and bounds in attached Exhibit "A-1";

Tract II:
Non-Exclusive Easement Rights contained in Declaration of Restrictions and Reciprocal Easement Agreement dated July 9, 1996, filed July 10, 1996, recorded in Volume 12429, Page 2207, Deed Records, Tarrant County, Texas;

Tract III:
Non-Exclusive Easement Rights created in Master Declaration of Easements, Covenants, Conditions and Restrictions, dated April 18, 1997, filed April 28, 1997, recorded in Volume 12747, Page 494, Deed Records, Tarrant County, Texas; as amended by First Amendment to Master Declaration of Easements, Covenants, Conditions and Restrictions filed July 22, 1997, recorded in Volume 12842, Page 397, Deed Records, Tarrant County, Texas, in and to the Project Roads, the Project Sidewalks and/or Common Areas, as defined therein; and

Tract IV:
Non-Exclusive Easement Rights created in that certain Signage and Access Agreement dated December 19, 1998, filed for record in Volume 13576, Page 270, Deed Records, Tarrant County, Texas.

EXHIBIT “A-1”

Legal Description for Tract I

EXHIBIT “B”

List of Certain Collateral Loan Documents

1.           Real Estate Lien Note (Non-Recourse) dated August 5, 2008, by Collateral Note Maker to Secured Party, in the original principal amount of $13,000,000.00.

2.           Deed of Trust, Security Agreement and Financing Statement dated August 5, 2008 (the “Collateral Deed of Trust”), executed by Collateral Note Maker in favor of Secured Party, recorded under Document No. D208315128 of the Real Property Records of Tarrant County, Texas.

3.           Assignment of Rents dated August 5, 2008, executed by Collateral Note Maker for the benefit of Secured Party, recorded under Document No. D208315129 of the Real Property Records of Tarrant County, Texas.

4.           Commercial Loan Agreement dated August 5, 2008, between Collateral Note Maker and Secured Party.

5.           Environmental Certificate with Representations, Covenants and Warranties dated August 5, 2008, executed by Collateral Note Maker for the benefit of Secured Party.

6.           Agreement of Property Manager dated July 5, 2008, executed by Intercoastal Hospitality, LLC, a Louisiana limited liability company in favor of Secured Party.

7.           Subordination, Non-Disturbance and Attornment Agreement dated August 5, 2008, executed by Collateral Note Maker, Master Tenant, and Secured Party, recorded under Document No. D208315131 of the Real Property Records of Tarrant County, Texas.

8.           Modification Agreement dated March 5, 2010, to be effective as of March 5, 2010, among Collateral Note Maker, Master Tenant and Secured Party, recorded under Document No. D210064198 of the Real Property Records of Tarrant County, Texas.

9.           Amended and Restated Commercial Loan Agreement dated March 5, 2010, to be effective as of March 5, 2010, between Collateral Note Maker and Secured Party.

10.           Pledge and Security Agreement dated March 5, 2010, to be effective as of March 5, 2010, executed by Collateral Note Maker in favor of Secured Party.

11.           UCC-1 Financing Statement, with Collateral Note Maker as Debtor and Secured Party as Secured Party, recorded under Initial Filing No. 2008-2801387 of the UCC Filing Section of the Delaware Department of State.

12.           UCC-1 Financing Statement, with Moody National HP Grapevine MT, LP, a Delaware limited partnership, as Debtor, Collateral Note Maker as Assignor, and Secured Party as Secured Party, recorded under Initial Filing No. 2008-2801353 of the UCC Filing Section of the Delaware Department of State.